UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2012
EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
(Exact name of registrant as specified in its charter)

Washington	000-13468	91-1069248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1015 Third Avenue, 12th Floor
Seattle, Washington 98104
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (206) 674-3400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth below under Item 5.07 regarding the approval and ratification of the 2012 Stock Option Plan (the “2012 Plan”) is incorporated herein by reference. A summary of the 2012 Plan's terms was provided in the Company's definitive proxy statement (the “Proxy Statement”) on Schedule 14A filed with the Securities and Exchange Commission on March 20, 2012. This summary is incorporated herein by reference to the Proxy Statement and qualified in its entirety by reference to the full text of the 2012 Plan and related form of stock option agreement, copies of which are attached as appendices to the Proxy Statement.
In addition, on May 2, 2012, the Amended 1985 Stock Option Plan (the “1985 Plan”) was terminated by the Board of Directors. No options were outstanding under the 1985 Plan.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the annual meeting (the “Annual Meeting”) of shareholders of Expeditors International of Washington, Inc. (the “Company”) held on May 2, 2012, the shareholders of the Company: (1) elected each of the director nominees set forth below to serve until the next annual meeting of shareholders and until a successor is elected and qualified; (2) approved, on a non-binding basis, the compensation of the Company's Named Executive Officers; (3) approved and ratified the adoption of the 2012 Plan; (4) ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2012; and (5) did not approve a shareholder proposal to adopt an Independent Board Chairman Policy. No other business was transacted at the meeting. The final voting results of each of the proposals submitted to a vote of the shareholders of the Company at the Annual Meeting are set forth below.

(1)	To elect the following eight (8) directors, each to serve until the next annual meeting of shareholders and until a successor is elected and qualified:

	Number of Shares
	Voted For	Voted Against	Abstain	Broker Non-Votes
Mark A. Emmert	167,972,058.76	5,052,847.87	134,795.37	14,195,925.00
R. Jordan Gates	148,114,982.96	24,912,100.76	132,618.27	14,195,925.00
Dan P. Kourkoumelis	166,598,620.32	6,428,385.40	132,696.27	14,195,925.00
Michael J. Malone	166,623,164.23	6,402,411.40	134,126.37	14,195,925.00
John W. Meisenbach	166,520,276.32	6,507,264.40	132,161.27	14,195,925.00
Peter J. Rose	165,235,256.37	7,759,015.60	165,430.03	14,195,925.00
James L.K. Wang	162,187,408.36	10,839,890.36	132,403.27	14,195,925.00
Robert R. Wright	168,020,052.16	5,004,140.56	135,509.27	14,195,925.00
(2)    To approve, on a non-binding basis, the compensation of the Company's Named Executive Officers:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
154,967,073.61	17,289,708.45	902,532.94	14,196,312.00
(3)    To approve and ratify the adoption of the 2012 Plan:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
165,644,328.73	7,305,670.33	209,315.94	14,196,312.00

(4)	To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2012:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
185,448,988.76	1,759,212.24	147,426.00	—

(5)	To consider a shareholder proposal to adopt an Independent Board Chairman Policy:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
76,759,938.61	96,127,036.40	271,107.00	14,197,545.00

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. (Registrant)

Date: May 4, 2012	By:	/s/ Amy J. Tangeman____________________
Amy J. Tangeman
Senior Vice President, General Counsel and Secretary